EXHIBIT 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2005 and 2004

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2005 and 2004
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16
Scheduled Maturities Table	17-18

Supplemental Financial Information
Consolidated Balance Sheet Information	19-20
Consolidated Earnings Information	21-24
Real Estate and Related Nonrecourse Mortgage Debt	25-26
Investment in and Advances to Affiliates	27-28
Results of Operations Summary	28-30
Reconciliation of Net Earnings to EBDT	31-32
Summary of EBDT	33-44

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed on pages 5-12 of the Company’s Form 10-K for the year ended January 31, 2005 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry, which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. New York City operations through our partnership with Forest City Ratner Companies are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we are an equity investor, is a reportable segment of the Company.
We have approximately $7.4 billion of assets in 20 states and the District of Columbia at July 31, 2005. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for 71 percent of the cost of our portfolio at July 31, 2005. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in Form 10-K for the year ended January 31, 2005 on pages 13-24.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 29-44 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, our development pipeline and a scheduled maturities table. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2005 and 2004.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 29), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 8-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-44.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2005 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
     Thomas T. Kmiecik
     Assistant Treasurer
     tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data
July 31, 2005 and 2004

We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	July 31, 2005	July 31, 2005	July 31, 2004	July 31, 2004

Retail
Comparable	93.9%	93.4%	92.0%	91.9%
Total	93.8%	93.8%	90.9%	91.7%
Office
Comparable	93.3%	93.9%	92.9%	91.7%
Total	91.8%	91.4%	92.5%	91.9%
Residential
Comparable	93.2%	92.1%	92.0%	91.3%
Total	92.8%	91.9%	91.3%	89.7%
Hotels
Comparable and Total		72.8%		73.5%
ADR		$176.35		$159.11
Retail and office occupancy as of July 31, 2005 and 2004 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2005 and 2004 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2005 and 2004 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2005 and 2004 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2005 and 2004.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both the three and six months ended July 31, 2005 and 2004. The schedules on pages 6-7 presents comparable NOI for each of our major product lines, as well as each strategic business unit under which those product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-44.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended July 31, 2005		Six Months Ended July 31, 2005
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	1.7%	1.8%	3.2%	3.4%

Office	(0.8)%	(1.7)%	1.0%	0.8%

Hotel	19.4%	10.0%	22.3%	13.1%

Residential	2.2%	2.1%	4.2%	2.9%

Total	2.5%	1.4%	3.6%	2.8%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended July 31, 2005					Three Months Ended July 31, 2004					% Change
			Plus					Plus
		Less	Unconsolidated	Plus				Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Less Minority	Investments at	Discontinued	Pro-Rata	Full	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Consolidation

Commercial Group
Retail
Comparable	$36,659	$4,469	$3,227	$—	$35,417	$36,061	$4,417	$3,141	$—	$34,785	1.7%	1.8%

Total	48,028	5,657	3,328	—	45,699	39,700	4,346	3,548	594	39,496

Office Buildings
Comparable	34,188	4,983	859	—	30,064	34,472	4,908	1,014	—	30,578	(0.8)%	(1.7)%

Total	43,887	5,460	933	—	39,360	38,696	4,383	1,116	946	36,375

Hotels
Comparable	10,399	2,607	469	—	8,261	8,709	1,822	623	—	7,510	19.4%	10.0%

Total	10,399	2,607	469	—	8,261	8,709	1,822	623	—	7,510

Earnings from Commercial Land Sales	12,017	—	—	—	12,017	367	—	—	—	367

Development Fees and Other	(2,487)	60	(297)	—	(2,844)	16,313	4,316	(192)	—	11,805

Total Commercial Group
Comparable	81,246	12,059	4,555	—	73,742	79,242	11,147	4,778	—	72,873	2.5%	1.2%

Total	111,844	13,784	4,433	—	102,493	103,785	14,867	5,095	1,540	95,553

Residential Group
Apartments
Comparable	22,690	889	6,129	—	27,930	22,203	977	6,127	—	27,353	2.2%	2.1%

Total	24,756	1,382	8,133	819	32,326	23,695	1,020	6,901	2,219	31,795

Total Real Estate Groups
Comparable	103,936	12,948	10,684	—	101,672	101,445	12,124	10,905	—	100,226	2.5%	1.4%

Total	136,600	15,166	12,566	819	134,819	127,480	15,887	11,996	3,759	127,348

Land Development Group	21,047	1,171	134	—	20,010	18,280	773	222	—	17,729

The Nets	(4,620)	—	807	—	(3,813)	—	—	—	—	—

Corporate Activities	(7,393)	—	—	—	(7,393)	(7,231)	—	—	—	(7,231)

Grand Total	$145,634	$16,337	$13,507	$819	$143,623	$138,529	$16,660	$12,218	$3,759	$137,846

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Six Months Ended July 31, 2005					Six Months Ended July 31, 2004					% Change
			Plus					Plus
		Less	Unconsolidated	Plus				Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Less Minority	Investments at	Discontinued	Pro-Rata	Full	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Consolidation

Commercial Group
Retail
Comparable	$76,954	$9,172	$6,590	$—	$74,372	$74,542	$9,096	$6,492	$—	$71,938	3.2%	3.4%

Total	89,820	10,539	6,722	—	86,003	76,872	9,077	7,508	1,271	76,574

Office Buildings
Comparable	81,846	10,854	2,040	—	73,032	81,053	10,781	2,159	—	72,431	1.0%	0.8%

Total	87,850	10,799	1,984	—	79,035	79,310	10,780	2,166	1,851	72,547

Hotels
Comparable	14,416	3,730	987	—	11,673	11,786	2,709	1,246	—	10,323	22.3%	13.1%

Total	14,416	3,730	987	—	11,673	11,786	2,709	1,246	—	10,323

Earnings from Commercial Land Sales	31,369	1,752	—	—	29,617	348	—	—	—	348

Development Fees and Other	(851)	327	(665)	—	(1,843)	20,721	9,039	(425)	—	11,257

Total Commercial Group
Comparable	173,216	23,756	9,617	—	159,077	167,381	22,586	9,897	—	154,692	3.5%	2.8%

Total	222,604	27,147	9,028	—	204,485	189,037	31,605	10,495	3,122	171,049
Residential Group
Apartments
Comparable	45,074	1,887	12,124	—	55,311	43,275	2,023	12,505	—	53,757	4.2%	2.9%

Total	50,481	2,477	15,695	1,636	65,335	49,381	2,285	13,891	4,896	65,883

Total Real Estate Groups
Comparable	218,290	25,643	21,741	—	214,388	210,656	24,609	22,402	—	208,449	3.6%	2.8%

Total	273,085	29,624	24,723	1,636	269,820	238,418	33,890	24,386	8,018	236,932

Land Development Group	47,495	2,615	239	—	45,119	33,270	1,712	393	—	31,951

The Nets	(13,216)	—	1,476	—	(11,740)	—	—	—	—	—

Corporate Activities	(16,303)	—	—	—	(16,303)	(14,103)	—	—	—	(14,103)

Grand Total	$291,061	$32,239	$26,438	$1,636	$286,896	$257,585	$35,602	$24,779	$8,018	$254,780

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended July 31, 2005					Three Months Ended July 31, 2004
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation

Revenues from real estate operations	$312,501	$31,737	$74,621	$1,554	$356,939	$265,972	$42,479	$70,472	$7,417	$301,382
Exclude straight-line rent adjustment(1)	(3,822)	—	—	—	(3,822)	(3,095)	—	—	(325)	(3,420)

Adjusted revenues	308,679	31,737	74,621	1,554	353,117	262,877	42,479	70,472	7,092	297,962

Operating expenses	187,777	15,999	45,737	735	218,250	147,230	25,987	41,297	3,364	165,904
Add back depreciation and amortization for non-Real Estate Groups(b)	279	—	1,683	—	1,962	291	—	7	—	298
Add back amortization of mortgage procurement costs for non-Real Estate Groups(d)	134	—	(22)	—	112	39	—	64	—	103
Exclude straight-line rent adjustment(2)	(1,835)	—	—	—	(1,835)	(2,027)	—	—	(7)	(2,034)

Adjusted operating expenses	186,355	15,999	47,398	735	218,489	145,533	25,987	41,368	3,357	164,271

Add interest income	6,770	599	327	—	6,498	2,213	168	(379)	24	1,690
Add equity in earnings of unconsolidated entities	9,880	—	(7,383)	—	2,497	43,650	—	(41,185)	—	2,465
Remove gain on disposition recorded on equity method	—	—	—	—	—	(31,996)	—	31,996	—	—
Add back equity method depreciation and amortization expense (see below)	6,660	—	(6,660)	—	—	7,318	—	(7,318)	—	—

Net Operating Income	145,634	16,337	13,507	819	143,623	138,529	16,660	12,218	3,759	137,846

Interest expense, including early extinguishment of debt	(72,565)	(7,326)	(13,507)	(535)	(79,281)	(58,785)	(4,429)	(12,218)	(2,311)	(68,885)
Gain on disposition of equity method rental properties(e)	—	—	—	—	—	31,996	—	—	—	31,996
Gain on disposition of rental properties and other investments	—	—	—	—	—	—	—	—	1,141	1,141
Provision for decline in real estate	(1,120)	(46)	—	—	(1,074)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups(a)	(42,841)	(3,665)	(6,356)	(433)	(45,965)	(37,034)	(2,182)	(6,981)	(1,628)	(43,461)
Amortization of mortgage procurement costs — Real Estate Groups(c)	(3,370)	(779)	(304)	(7)	(2,902)	(5,008)	(1,131)	(337)	(75)	(4,289)
Straight-line rent adjustment(1) + (2)	1,987	—	—	—	1,987	1,068	—	—	318	1,386
Equity method depreciation and amortization expense (see above)	(6,660)	—	6,660	—	—	(7,318)	—	7,318	—	—

Earnings before income taxes	21,065	4,521	—	(156)	16,388	63,448	8,918	—	1,204	55,734
Income tax provision	3,716	—	—	60	3,776	(21,544)	—	—	(477)	(22,021)

Earnings before minority interest, discontinued operations	24,781	4,521	—	(96)	20,164	41,904	8,918	—	727	33,713

Minority Interest	(4,521)	(4,521)	—	—	—	(8,918)	(8,918)	—	—	—

Earnings from continuing operations	20,260	—	—	(96)	20,164	32,986	—	—	727	33,713

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	1,771	—	—	—	1,771
Operating earnings (loss) from rental properties	(96)	—	—	96	—	36	—	—	(36)	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	691	—	—	(691)	—

	(96)	—	—	96	—	1,837	—	—	(727)	1,110

Net earnings	$20,164	$—	$—	$—	$20,164	$34,823	$—	$—	$—	$34,823

(a) Depreciation and amortization — Real Estate Groups	$42,841	$3,665	$6,356	$433	$45,965	$37,034	$2,182	$6,981	$1,628	$43,461
(b) Depreciation and amortization — Non-Real Estate Groups	279	—	1,683	—	1,962	291	—	7	—	298

Total depreciation and amortization	$43,120	$3,665	$8,039	$433	$47,927	$37,325	$2,182	$6,988	$1,628	$43,759

(c) Amortization of mortgage procurement costs — Real Estate Groups	$3,370	$779	$304	$7	$2,902	$5,008	$1,131	$337	$75	$4,289
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	134	—	(22)	—	112	39	—	64	—	103

Total amortization of mortgage procurement costs	$3,504	$779	$282	$7	$3,014	$5,047	$1,131	$401	$75	$4,392

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended July 31, 2004, three equity method investments were sold, Chapel Hill Mall, Chapel Hill Suburban and Manhattan Town Center Mall, resulting in a pre-tax gain on disposition of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings. For the three months ended July 31, 2005, no equity method investments were sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Six Months Ended July 31, 2005					Six Months Ended July 31, 2004
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation

Revenues from real estate operations	$620,314	$64,423	$150,046	$3,044	$708,981	$504,495	$80,055	$133,106	$15,261	$572,807
Exclude straight-line rent adjustment (1)	(8,744)	—	—	—	(8,744)	(5,137)	—	—	(647)	(5,784)

Adjusted revenues	611,570	64,423	150,046	3,044	700,237	499,358	80,055	133,106	14,614	567,023

Operating expenses	363,526	33,361	93,015	1,408	424,588	283,939	45,241	78,695	6,666	324,059
Add back depreciation and amortization for non-Real Estate Groups (b)	538	—	9,261	—	9,799	581	—	40	—	621
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	202	—	68	—	270	99	—	118	—	217
Exclude straight-line rent adjustment (2)	(3,761)	—	—	—	(3,761)	(6,308)	—	—	(14)	(6,322)

Adjusted operating expenses	360,505	33,361	102,344	1,408	430,896	278,311	45,241	78,853	6,652	318,575

Add interest income	13,739	1,177	447	—	13,009	4,052	792	(40)	56	3,276
Add equity in earnings of unconsolidated entities	29,916	—	(25,370)	—	4,546	49,894	(4)	(47,079)	—	2,819
Remove gain on disposition recorded on equity method	(18,497)	—	18,497	—	—	(31,996)	—	31,996	—	—
Add back provision for decline recorded on equity method	704	—	(704)	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense (see below)	14,134	—	(14,134)	—	—	14,588	—	(14,351)	—	237

Net Operating Income	291,061	32,239	26,438	1,636	286,896	257,585	35,602	24,779	8,018	254,780

Interest expense, including early extinguishment of debt	(143,547)	(15,263)	(26,438)	(1,071)	(155,793)	(115,367)	(14,116)	(24,779)	(4,975)	(131,005)
Gain on disposition of equity method rental properties (e)	18,497	—	—	—	18,497	31,996	—	—	—	31,996
Gain on disposition of rental properties and other investments	606	—	—	—	606	—	—	—	20,640	20,640
Provision for decline in real estate	(2,620)	(46)	—	—	(2,574)	—	—	—	—	—
Provision for decline in real estate of equity method rental properties	(704)	—	—	—	(704)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups (a)	(85,837)	(7,994)	(13,531)	(863)	(92,237)	(73,481)	(4,071)	(13,787)	(3,157)	(86,354)
Amortization of mortgage procurement costs — Real Estate Groups (c)	(6,560)	(1,545)	(603)	(15)	(5,633)	(6,910)	(1,310)	(564)	(149)	(6,313)
Straight-line rent adjustment (1) + (2)	4,983	—	—	—	4,983	(1,171)	—	—	633	(538)
Equity method depreciation and amortization expense (see above)	(14,134)	—	14,134	—	—	(14,588)	—	14,351	—	(237)

Earnings before income taxes	61,745	7,391	—	(313)	54,041	78,064	16,105	—	21,010	82,969
Income tax provision	(11,782)	—	—	121	(11,661)	(25,067)	—	—	(8,309)	(33,376)

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	49,963	7,391	—	(192)	42,380	52,997	16,105	—	12,701	49,593

Minority Interest	(7,391)	(7,391)	—	—	—	(16,105)	(16,105)	—	—	—

Earnings from continuing operations	42,572	—	—	(192)	42,380	36,892	—	—	12,701	49,593

Discontinued operations, net of tax and minority interest:
Operating earnings from Lumber Group	—	—	—	—	—	4,355	—	—	—	4,355
Operating earnings (loss) from rental properties	(192)	—	—	192	—	223	—	—	(223)	—
Loss on disposition of division of lumber group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	12,478	—	—	(12,478)	—

	(192)	—	—	192	—	16,395	—	—	(12,701)	3,694

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)

Net earnings	$42,380	$—	$—	$—	$42,380	$42,026	$—	$—	$—	$42,026

(a) Depreciation and amortization — Real Estate Groups	$85,837	$7,994	$13,531	$863	$92,237	$73,481	$4,071	$13,787	$3,157	$86,354
(b) Depreciation and amortization — Non-Real Estate Groups	538	—	9,261	—	9,799	581	—	40	—	621

Total depreciation and amortization	$86,375	$7,994	$22,792	$863	$102,036	$74,062	$4,071	$13,827	$3,157	$86,975

(c) Amortization of mortgage procurement costs — Real Estate Groups	$6,560	$1,545	$603	$15	$5,633	$6,910	$1,310	$564	$149	$6,313
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	202	—	68	—	270	99	—	118	—	217

Total amortization of mortgage procurement costs	$6,762	$1,545	$671	$15	$5,903	$7,009	$1,310	$682	$149	$6,530

(e)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the six months ended July 31, 2005, two equity method investments were sold including Showcase and Colony Place, resulting in a gain on disposition of $18,497. For the six months ended July 31, 2004, three equity method investments were sold, Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall, resulting in a pre-tax gain of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations
As of July 31, 2005

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL BASE	SQUARE FEET
EXPIRATION YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	RENT	EXPIRING (3)

2005	105	230,179	2.41%	$5,107,923	2.93%	$26.93
2006	206	499,126	5.22	10,866,194	6.23	28.28
2007	165	574,746	6.01	9,145,188	5.24	21.68
2008	159	573,840	6.00	10,186,120	5.84	24.02
2009	223	756,188	7.90	12,625,508	7.23	23.70
2010	130	496,372	5.19	9,268,061	5.31	24.42
2011	241	1,062,835	11.11	25,013,343	14.33	28.55
2012	116	640,383	6.69	12,997,023	7.45	25.43
2013	140	599,067	6.26	14,910,353	8.54	27.95
2014	160	686,677	7.18	12,626,004	7.23	26.87
2015	54	304,375	3.18	6,798,082	3.90	27.54
Thereafter	89	3,143,769	32.85	44,980,095	25.77	18.53

Total	1,788	9,567,557	100.00%	$174,523,894	100.00%	$23.52

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations
As of July 31, 2005

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
EXPIRATION YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2005	42	297,237	3.53%	$5,057,305	2.68%	$22.33
2006	58	660,627	7.84	11,675,803	6.19	25.23
2007	50	393,675	4.67	6,978,704	3.70	23.21
2008	63	515,364	6.11	9,457,720	5.02	21.84
2009	42	371,403	4.41	7,737,669	4.11	25.42
2010	31	974,771	11.57	14,195,033	7.53	22.48
2011	10	231,177	2.74	6,878,975	3.65	31.39
2012	13	692,821	8.22	19,083,959	10.12	31.24
2013	17	695,574	8.25	14,485,590	7.68	24.86
2014	9	579,167	6.87	12,482,134	6.62	27.82
2015	2	11,809	0.14	134,095	0.07	17.74
Thereafter	29	3,005,226	35.65	80,386,942	42.63	31.69

Total	366	8,428,851	100.00%	$188,553,929	100.00%	$27.62

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants
As of July 31, 2005

(Based on net base rent 1% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	RETAIL
TENANT	SQUARE FEET	SQUARE FEET

Regal Entertainment Group	451,072	4.72%
AMC Entertainment, Inc.	325,563	3.40
The Gap	289,509	3.03
The Home Depot	282,000	2.95
TJX Companies	272,554	2.85
Dick’s Sporting Goods	226,408	2.37
The Limited	218,312	2.28
Circuit City Stores, Inc.	164,842	1.72
Lowe’s Home Center, Inc.	151,273	1.58
Abercrombie & Fitch Stores, Inc.	136,227	1.42
Footlocker, Inc.	123,638	1.29
Pathmark Stores, Inc.	123,500	1.29
Ahold USA (Stop & Shop)	115,861	1.21
DSW Shoe Warehouse, Inc.	112,040	1.17

Subtotal	2,992,799	31.28

All Others	6,574,758	68.72

Total	9,567,557	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants
As of July 31, 2005

(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	RETAIL
TENANT	SQUARE FEET	SQUARE FEET

City of New York	855,008	10.14%
U.S. Government	732,032	8.68
Millennium Pharmaceuticals, Inc.	725,833	8.61
Morgan Stanley & Co.	444,685	5.28
Securities Industry Automation Corp.	428,786	5.09
Wellchoice, Inc.	392,514	4.66
Keyspan Energy	357,740	4.24
Forest City Enterprises, Inc.	322,979	3.83
Bank of New York	317,572	3.77
Bear Stearns	275,244	3.27
Alkermes, Inc.	210,248	2.49
Partners Health Care System, Inc.	136,150	1.62
University of Pennsylvania	121,630	1.44

Subtotal	5,320,421	63.12

All Others	3,108,430	36.88

Total	8,428,851	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2005
Openings and Acquisitions (4)

								Cost at FCE
				FCE Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Date Opened/	Ownership%(i)	FCE %(i)	Consolidation	at 100%	(Non-GAAP)(b)	Square Feet/ Number of
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Units

						(in millions)

Retail Centers:
Saddle Rock Village	Aurora, CO	D	Q1-05	80.0%	100.0%	$35.0	$35.0	$35.0	378,000

Office:
Ballston Common Office Center	Arlington, VA	A	Q2-05	50.0%	100.0%	$63.0	$63.0	$63.0	176,000

Residential:
23 Sidney Street	Cambridge, MA	D	Q1-05	100.0%	100.0%	$17.8	$17.8	$17.8	51
Metro 417 (m)	Los Angeles, CA	D	Q2-05	100.0%	100.0%	78.0	78.0	78.0	277

						$95.8	$95.8	$95.8	328

Total 2005 Openings (b)						$193.8	$193.8	$193.8

Residential Phased-In Unit (c)(e)									Opened in ’05 / Total

Newport Landing	Coventry, OH	D	2002-05	50.0%	50.0%	$0.0	$16.0	$8.0	60/336
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	0.0	18.4	9.2	48/288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	120 / 348

Total(b)(f)						$0.0	$57.3	$24.8	228 / 972

See attached July 31, 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2005
Under Construction (15)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Square Feet/
		Dev.(D)	Anticipated	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)	Number of
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Units		Pre-Leased %

						(in millions)

Retail Centers:
Simi Valley Town Center	Simi Valley, CA	D	Q3-05	85.0%	100.0%	$151.4	$151.4	$151.4	660,000		90%
Short Pump Expansion	Richmond, VA	D	Q3-05	50.0%	100.0%	27.3	27.3	27.3	88,000		84%
Northfield at Stapleton (p)	Denver, CO	D	Q4-05/Q1-06/ Q3-06	95.0%	100.0%	176.7	176.7	176.7	1,140,000	(n)	65%
San Francisco Centre-Emporium(c)(j)	San Francisco, CA	D	Q3-06	50.0%	50.0%	0.0	425.0	212.5	964,000	(o)	36%
Bolingbrook South	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	108.7	108.7	108.7	698,000		30%

						$464.1	$889.1	$676.6	3,550,000

Office:
New York Times(c)	Manhattan, NY	D	Q2-07	28.0%	40.0%	$0.0	$415.0	$166.0	734,000		0%

Residential:
Ashton Mill	Providence, RI	D	Q3-05	100.0%	100.0%	$44.8	$44.8	$44.8	193
Sterling Glen of Lynbrook (g)(k)	Lynbrook, NY	D	Q3-05	80.0%	80.0%	29.4	29.4	23.5	100
100 Landsdowne Street	Cambridge, MA	D	Q4-05	100.0%	100.0%	66.3	66.3	66.3	203
Met Lofts (c)	Los Angeles, CA	D	Q4-05	50.0%	50.0%	0.0	64.5	32.3	264
1255 S. Michigan (Central Station)	Chicago, IL	D	Q2-06	100.0%	100.0%	125.6	125.6	125.6	502
Sterling Glen of Roslyn (l)(g)	Roslyn, NY	D	Q2-06	80.0%	80.0%	71.0	71.0	56.8	158
Ohana Military Communities(c)(e)	Honolulu, HI	D	2005-2008	7.0%	7.0%	0.0	316.5	22.2	1,952

						$337.1	$718.1	$371.5	3,372

Condominiums:
1100 Wilshire Condominiums (c)	Los Angeles, CA	D	Q4-05	40.0%	40.0%	$0.0	$118.2	$47.3	228
3800 Wilshire Condominiums (c)	Los Angeles, CA	D	Q3-06	40.0%	40.0%	0.0	125.4	50.2	238

						$0.0	$243.6	$97.5	466

Total Under Construction(b)(h)						$801.2	$2,265.8	$1,311.6

* LESS: Above properties to be sold as condominiums						$0.0	$243.6	$97.5

Under Construction less Condominiums						$801.2	$2,022.2	$1,214.1

Residential Phased-In Units Under Construction:(c)(e)									Under Const./Total
Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	0.0	18.4	9.2	96 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	228 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	162 / 162

Total(b)(q)						$0.0	$57.7	$25.0	486 / 798

See attached July 31, 2005 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

July 31, 2005 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	Not used.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $24.8 million of cost consists of the Company’s share of cost for unconsolidated investments of $24.8 million.

(g)	Supported-living property.

(h)	The difference between the full consolidation amount (GAAP) of $801.2 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $1,311.6 million of cost consists of a reduction to full consolidation for minority interest of $20.1 million of cost and the addition of its share of cost for unconsolidated investments of $530.5 million.

(i)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For these projects, the Company provides funding for certain of its partners’ equity contributions. The Company consolidates its investments in these projects in accordance with FIN No. 46 (R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column. These advances entitle the Company to a preferred return on investment, which is payable from cash flows of each respective property. At the point the Company is no longer entitled to a preferred return on a particular joint venture because the partner’s advance has been repaid in full, the Company’s net assets will be adjusted to its intended ownership percentage (reflected in the FCE Legal Ownership % column) by recording a minority interest to reflect the amount of the partner’s claim on those net assets.

(j)	This project will also include the acquisition of an adjacent retail center totaling 508,000 square feet.

(k)	Formerly Tanglewood Crest.

(l)	Formerly Bryant Landing.

(m)	Formerly Subway Terminal.

(n)	Includes 30,000 square feet of office space.

(o)	Includes 235,000 square feet of office space.

(p)	Phased opening: Phase I opens Q4-05, Phase II opens Q1-06, Phase III opens Q3-06.

(q)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $25.0 million of cost consists of Forest City’s share of cost for unconsolidated investments of $25.0 million.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of July 31, 2005

	Period Ending January 31,				Fiscal Year Ending January 31,

	2006				2007

			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$61,601	$4,431	$27,871	$85,041	$331,931	$22,821	$32,934	$342,044
Weighted average rate	7.04%	7.39%	6.19%	6.75%	7.04%	8.89%	7.77%	6.99%

UDAG	10,770	47	10,728	21,451	8,169	118	1,350	9,401
Weighted average rate	3.94%	0.00%	8.00%	5.98%	0.09%	1.35%	1.00%	0.21%

Total fixed-rate debt	72,371	4,478	38,599	106,492	340,100	22,939	34,284	351,445

Variable:
Variable-rate debt	160,195	7,024	36,578	189,749	322,839	91,340	80,144	311,643
Weighted average rate	5.83%	5.29%	5.96%	5.87%	5.94%	6.26%	5.85%	5.82%

Tax-Exempt	92,390	5,568	5,076	91,898	51,000	300	31,705	82,405
Weighted average rate	3.96%	3.03%	3.69%	4.01%	2.86%	2.93%	3.68%	3.17%

Total variable-rate debt	252,585	12,592	41,654	281,647	373,839	91,640	111,849	394,048

Total Nonrecourse Mortgage Debt	$324,956	$17,070	$80,253	$388,139	$713,939	$114,579	$146,133	$745,493
Weighted Average Rate	5.46%	5.08%	6.17%	5.63%	6.17%	6.77%	5.77%	6.00%

	Fiscal Year Ending January 31,				Fiscal Year Ending January 31,

	2008				2009

			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$153,400	$26,614	$99,139	$225,925	$179,667	$18,222	$91,009	$252,454
Weighted average rate	6.78%	6.87%	7.49%	7.08%	7.22%	7.06%	6.85%	7.09%

UDAG	589	145	—	444	581	151	948	1,378
Weighted average rate	2.16%	2.33%	—%	2.10%	2.06%	2.41%	0.00%	0.61%

Total fixed-rate debt	153,989	26,759	99,139	226,369	180,248	18,373	91,957	253,832

Variable:
Variable-rate debt	208,147	38,690	25,877	195,334	35,922	—	39,938	75,860
Weighted average rate	5.76%	5.58%	5.22%	5.72%	5.58%	—%	6.26%	5.94%

Tax-Exempt	127,670	2,400	2,594	127,864	16,000	—	—	16,000
Weighted average rate	3.81%	3.86%	2.33%	3.78%	3.89%	—%	—%	3.89%

Total variable-rate debt	335,817	41,090	28,471	323,198	51,922	—	39,938	91,860

Total Nonrecourse Mortgage Debt	$489,806	$67,849	$127,610	$549,567	$232,170	$18,373	$131,895	$345,692
Weighted Average Rate	5.57%	6.02%	6.93%	5.83%	6.72%	7.02%	6.62%	6.67%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of July 31, 2005

	Fiscal Year Ending January 31,

	2010				Thereafter

			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$249,823	$56,886	$97,482	$290,419	$2,326,062	$279,883	$208,691	$2,254,870
Weighted average rate	7.08%	7.46%	7.10%	7.01%	6.32%	6.71%	6.33%	6.28%

UDAG	573	158	—	415	83,116	18,768	—	64,348
Weighted average rate	1.96%	2.48%	—%	1.76%	1.55%	1.32%	—%	1.62%

Total fixed-rate debt	250,396	57,044	97,482	290,834	2,409,178	298,651	208,691	2,319,218

Variable:
Variable-rate debt	2,097	—	7,928	10,025	64,247	—	58,166	122,413
Weighted average rate	5.07%	—%	4.74%	4.81%	5.10%	—%	5.14%	5.12%

Tax-Exempt	—	—	40,000	40,000	399,620	34,378	44,000	409,242
Weighted average rate	—%	—%	2.84%	2.84%	3.46%	3.47%	3.26%	3.43%

Total variable-rate debt	2,097	—	47,928	50,025	463,867	34,378	102,166	531,655

Total Nonrecourse Mortgage Debt	$252,493	$57,044	$145,410	$340,859	$2,873,045	$333,029	$310,857	$2,850,873
Weighted Average Rate	7.05%	7.45%	5.80%	6.45%	5.76%	6.07%	5.67%	5.71%

	Total

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,302,484	$408,857	$557,126	$3,450,753
Weighted average rate	6.54%	6.97%	6.83%	6.53%

UDAG	103,798	19,387	13,026	97,437
Weighted average rate	1.70%	1.34%	6.69%	2.43%

Total fixed-rate debt	3,406,282	428,244	570,152	3,548,190

Variable:
Variable-rate debt	793,447	137,054	248,631	905,024
Weighted average rate	5.78%	6.02%	5.67%	5.71%

Tax-Exempt	686,680	42,646	123,375	767,409
Weighted average rate	3.56%	3.43%	3.23%	3.51%

Total variable-rate debt	1,480,127	179,700	372,006	1,672,433

Total Nonrecourse Mortgage Debt	$4,886,409	$607,944	$942,158	$5,220,623
Weighted Average Rate	5.89%	6.33%	6.05%	5.87%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information — July 31, 2005 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$5,978,279	$759,375	$904,598	$6,123,502
Projects under development	841,403	57,108	338,584	1,122,879
Land held for development or sale	82,617	2,833	105,773	185,557

Total Real Estate	6,902,299	819,316	1,348,955	7,431,938
Less accumulated depreciation	(935,617)	(139,646)	(264,407)	(1,060,378)

Real Estate, net	5,966,682	679,670	1,084,548	6,371,560

Cash and equivalents	124,100	18,031	11,405	117,474
Restricted cash	324,056	35,041	63,113	352,128
Notes and accounts receivable, net	201,894	42,853	(17,399)	141,642
Investments in and advances to affiliates	391,742	—	(148,208)	243,534
Other assets	438,932	35,557	93,842	497,217

Total Assets	$7,447,406	$811,152	$1,087,301	$7,723,555

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,886,409	$607,944	$942,158	$5,220,623
Notes payable	80,233	15,548	64,508	129,193
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	590,981	99,495	80,635	572,121
Deferred income taxes	358,536	—	—	358,536

Total Liabilities	6,515,559	722,987	1,087,301	6,879,873

Minority Interest	88,165	88,165	—	—

Total Shareholders’ Equity	843,682	—	—	843,682

Total Liabilities and Shareholders’ Equity	$7,447,406	$811,152	$1,087,301	$7,723,555

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2005 (unaudited)

	Full		Plus Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets
Real Estate
Completed rental properties	$5,708,558	$843,631	$929,275	$5,794,202
Projects under development	634,441	20,300	255,124	869,265
Land held for development or sale	94,907	3,577	93,755	185,085

Total Real Estate	6,437,906	867,508	1,278,154	6,848,552
Less accumulated depreciation	(865,562)	(141,674)	(255,221)	(979,109)

Real Estate, net	5,572,344	725,834	1,022,933	5,869,443

Cash and equivalents	276,492	24,090	11,956	264,358
Restricted cash	347,267	28,478	57,296	376,085
Notes and accounts receivable, net	212,868	51,127	854	162,595
Investments in and advances to affiliates	415,234	—	(166,337)	248,897
Other assets	497,880	48,581	99,463	548,762

Total Assets	$7,322,085	$878,110	$1,026,165	$7,470,140

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,787,191	$649,959	$892,617	$5,029,849
Notes payable	93,432	16,529	51,706	128,609
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	587,274	115,849	81,842	553,267
Deferred income taxes	354,490	—	—	354,490

Total Liabilities	6,421,787	782,337	1,026,165	6,665,615

Minority Interest	95,773	95,773	—	—

Total Shareholders’ Equity	804,525	—	—	804,525

Total Liabilities and Shareholders’ Equity	$7,322,085	$878,110	$1,026,165	$7,470,140

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated		Pro-Rata
	Consolidation	Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$312,501	$31,737	$74,621	$1,554	$356,939

Expenses
Operating expenses	187,777	15,999	45,737	735	218,250
Interest expense, including early extinguishment of debt	72,565	7,326	13,507	535	79,281
Amortization of mortgage procurement costs	3,504	779	282	7	3,014
Provision for decline in real estate	1,120	46	—	—	1,074
Depreciation and amortization	43,120	3,665	8,039	433	47,927

	308,086	27,815	67,565	1,710	349,546

Interest income	6,770	599	327	—	6,498

Equity in earnings of unconsolidated entities (Note 1)	9,880	—	(7,383)	—	2,497

Earnings before income taxes	21,065	4,521	—	(156)	16,388

Income tax expense (benefit)
Current	(1,587)	—	—	(19)	(1,606)
Deferred	(2,129)	—	—	(41)	(2,170)

	(3,716)	—	—	(60)	(3,776)

Earnings before minority interest and discontinued operations	24,781	4,521	—	(96)	20,164

Minority interest	(4,521)	(4,521)	—	—	—

Earnings from continuing operations	20,260	—	—	(96)	20,164

Discontinued operations, net of tax and minority interest
Loss from operations from rental properties	(96)	—	—	96	—

Net earnings	$20,164	$—	$—	$—	$20,164

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended July 31, 2005, no equity method investments were sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated		Pro-Rata
	Consolidation	Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$620,314	$64,423	$150,046	$3,044	$708,981
Expenses
Operating expenses	363,526	33,361	93,015	1,408	424,588
Interest expense, including early extinguishment of debt	143,547	15,263	26,438	1,071	155,793
Amortization of mortgage procurement costs	6,762	1,545	671	15	5,903
Provision for decline in real estate	2,620	46	704	—	3,278
Depreciation and amortization	86,375	7,994	22,792	863	102,036

	602,830	58,209	143,620	3,357	691,598

Interest income	13,739	1,177	447	—	13,009

Equity in earnings of unconsolidated entities (Note 1)	29,916	—	(25,370)	—	4,546

Gain on disposition of rental properties and other investments	606	—	18,497	—	19,103

Earnings before income taxes	61,745	7,391	—	(313)	54,041

Income tax expense (benefit)
Current	4,709	—	—	(37)	4,672
Deferred	7,073	—	—	(84)	6,989

	11,782	—	—	(121)	11,661

Earnings before minority interest and discontinued operations	49,963	7,391	—	(192)	42,380

Minority interest	(7,391)	(7,391)	—	—	—

Earnings from continuing operations	42,572	—	—	(192)	42,380

Discontinued operations, net of tax and minority interest
Loss from operations from rental properties	(192)	—	—	192	—

Net earnings	$42,380	$—	$—	$—	$42,380

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2005, two equity method investments were sold, Colony Place and Showcase, resulting in a pre-tax gain on disposition of $18,497 ($11,349 net of tax). This gain has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three Months Ended July 31, 2004 (unaudited)

	Full		Plus Unconsolidated		Pro-Rata
	Consolidation	Less Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$265,972	$42,479	$70,472	$7,417	$301,382

Expenses
Operating expenses	147,230	25,987	41,297	3,364	165,904
Interest expense, including early extinguishment of debt	58,785	4,429	12,218	2,311	68,885
Amortization of mortgage procurement costs	5,047	1,131	401	75	4,392
Depreciation and amortization	37,325	2,182	6,988	1,628	43,759

	248,387	33,729	60,904	7,378	282,940

Interest income	2,213	168	(379)	24	1,690

Equity in earnings of unconsolidated entities (Note 1)	43,650	—	(41,185)	—	2,465

Gain on disposition of rental properties	—	—	31,996	1,141	33,137

Earnings before income taxes	63,448	8,918	—	1,204	55,734

Income tax expense (benefit)
Current	(2,125)	—	—	435	(1,690)
Deferred	23,669	—	—	42	23,711

	21,544	—	—	477	22,021

Earnings before minority interest, discontinued operations, and cumulative effect of change in accounting principle	41,904	8,918	—	727	33,713

Minority interest	(8,918)	(8,918)	—	—	—

Earnings from continuing operations (Note 1)	32,986	—	—	727	33,713

Discontinued operations, net of tax and minority interest
Operating earnings from Lumber Group	1,771	—	—	—	1,771
Operating earnings from rental properties	36	—	—	(36)	—
Loss on disposition of division of Lumber Group	(661)	—	—	—	(661)
Gain on disposition of rental properties	691	—	—	(691)	—

	1,837	—	—	(727)	1,110

Net earnings	$34,823	$—	$—	$—	$34,823

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended July 31, 2004, three equity method investments were sold, Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Six Months Ended July 31, 2004 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$504,495	$80,055	$133,106	$15,261	$572,807

Expenses
Operating expenses	283,939	45,241	78,695	6,666	324,059
Interest expense, including early extinguishment of debt	115,367	14,116	24,779	4,975	131,005
Amortization of mortgage procurement costs	7,009	1,310	682	149	6,530
Depreciation and amortization	74,062	4,071	13,827	3,157	86,975

	480,377	64,738	117,983	14,947	548,569

Interest income	4,052	792	(40)	56	3,276

Equity in earnings (loss) of unconsolidated entities (Note 1)	49,894	(4)	(47,079)	—	2,819

Gain on disposition of rental properties	—	—	31,996	20,640	52,636

Earnings before income taxes	78,064	16,105	—	21,010	82,969

Income tax expense (benefit)
Current	(1,163)	—	—	490	(673)
Deferred	26,230	—	—	7,819	34,049

	25,067	—	—	8,309	33,376

Earnings before minority interest, discontinued operations, and cumulative effect of change in accounting principle	52,997	16,105	—	12,701	49,593

Minority interest	(16,105)	(16,105)	—	—	—

Earnings from continuing operations (Note 1)	36,892	—	—	12,701	49,593

Discontinued operations, net of tax and minority interest
Operating earnings from Lumber Group	4,355	—	—	—	4,355
Operating earnings from rental properties	223	—	—	(223)	—
Loss on disposition of division of Lumber Group	(661)	—	—	—	(661)
Gain on disposition of rental properties	12,478	—	—	(12,478)	—

	16,395	—	—	(12,701)	3,694

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Net earnings	$42,026	$—	$—	$—	$42,026

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2004, three equity method investments were sold, Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt — July 31, 2005

		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)

Full Consolidation:
Completed rental properties
Residential	$1,547,734	$180,990	$1,366,744	$1,106,640
Commercial
Retail centers	2,031,426	255,004	1,776,422	1,653,991
Office and other buildings	2,383,137	495,373	1,887,764	1,695,361
Corporate and other equipment	15,982	4,250	11,732	—

	5,978,279	935,617	5,042,662	4,455,992

Projects under development
Residential	384,189	—	384,189	298,294
Commercial
Retail centers	301,717	—	301,717	42,801
Office and other buildings	155,497	—	155,497	69,098

	841,403	—	841,403	410,193

Land held for development or sale	82,617	—	82,617	20,224

Total real estate and mortgage debt	$6,902,299	$935,617	$5,966,682	$4,886,409

Less Minority Interest:
Completed rental properties
Residential	$109,204	$9,436	$99,768	$80,701
Commercial
Retail centers	217,858	24,275	193,583	210,428
Office and other buildings	432,313	105,935	326,378	282,482

	759,375	139,646	619,729	573,611

Projects under development
Residential	10,367	—	10,367	18,569
Commercial
Retail centers	7,363	—	7,363	2,162
Office and other buildings	39,378	—	39,378	13,439

	57,108	—	57,108	34,170

Land held for development or sale	2,833	—	2,833	163

Total real estate and mortgage debt	$819,316	$139,646	$679,670	$607,944

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued) — July 31, 2005

		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)

Plus Unconsolidated Investments at Pro-Rata:
Completed rental properties
Residential	$599,873	$164,321	$435,552	$492,854
Commercial
Retail centers	147,946	44,508	103,438	169,337
Office and other buildings	156,779	55,578	101,201	97,246

	904,598	264,407	640,191	759,437

Projects under development
Residential	103,425	—	103,425	73,653
Commercial
Retail centers	118,420	—	118,420	28,497
Office and other buildings	116,739	—	116,739	23,308

	338,584	—	338,584	125,458

Land held for development or sale	105,773	—	105,773	57,263

Total real estate and mortgage debt	$1,348,955	$264,407	$1,084,548	$942,158

Pro-Rata Consolidation (Non-GAAP):
Completed rental properties
Residential	$2,038,403	$335,875	$1,702,528	$1,518,793
Commercial
Retail centers	1,961,514	275,237	1,686,277	1,612,900
Office and other buildings	2,107,603	445,016	1,662,587	1,510,125
Corporate and other equipment	15,982	4,250	11,732	—

	6,123,502	1,060,378	5,063,124	4,641,818

Projects under development
Residential	477,247	—	477,247	353,378
Commercial
Retail centers	412,774	—	412,774	69,136
Office and other buildings	232,858	—	232,858	78,967

	1,122,879	—	1,122,879	501,481

Land held for development or sale	185,557	—	185,557	77,324

Total real estate and mortgage debt	$7,431,938	$1,060,378	$6,371,560	$5,220,623

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules on pages 27-28 present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control or are not the primary beneficiary and that are accounted for under the equity method of accounting, as well as advances to other partners.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31,	January 31,
	2005	2005
	(in thousands)
Members’ and Partners’ equity, as below	$622,751	$619,670
Equity of other members and partners	474,543	453,333

Company’s investment in partnerships	148,208	166,337
Advances to other affiliates (1)	243,534	248,897

Investments in and advances to affiliates	$391,742	$415,234

(1)	As is customary within the real estate industry, we invest in certain projects through joint ventures. We often provide funding of certain of our partners’ equity contributions. The most significant partnership for which we provide funding is related to Forest City Ratner Companies, representing the Commercial Group’s New York City operations. We consolidate our investments in these projects. Our partner is the President and Chief Executive Officer of Forest City Ratner Companies who is the cousin to five executive officers of our Company. At July 31, 2005 and January 31, 2005, amounts advanced for projects on behalf of this partner, collateralized solely by each respective partnership interest, were $57,365 and $63,213, respectively, of the $243,534 and $248,897 presented above for “Advances to other affiliates.” These advances entitle us to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
	July 31,	January 31,	July 31,	January 31,
	2005	2005	2005	2005
	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$1,798,858	$1,879,706	$904,598	$929,275
Projects under development	757,118	564,712	338,584	255,124
Land held for development or sale	198,782	177,080	105,773	93,755
Accumulated depreciation	(511,378)	(497,566)	(264,407)	(255,221)
Restricted cash	352,327	362,583	63,113	57,646
Other assets	513,637	542,567	87,848	112,273

Total Assets	$3,109,344	$3,029,082	$1,235,509	$1,192,852

Mortgage debt, nonrecourse	$2,054,780	$2,012,578	$942,158	$892,967
Other liabilities	431,813	396,834	145,143	133,548
Members’ and partners’ equity	622,751	619,670	148,208	166,337

Total Liabilities and Members’/Partners’ Equity	$3,109,344	$3,029,082	$1,235,509	$1,192,852

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
Three Months Ended July 31,	2005	2004	2005	2004

	(in thousands)

Operations:
Revenues	$157,765	$134,372	$74,621	$70,472
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	2,497	2,465
Operating expenses	(96,667)	(76,527)	(45,737)	(41,297)
Interest expense	(39,602)	(24,164)	(13,507)	(12,218)
Provision for decline in real estate	—	—	—	—
Depreciation and amortization	(18,391)	(14,503)	(8,321)	(7,389)
Interest income	4,463	332	327	(379)
Gain of disposition of operating properties (2)	—	61,427	—	31,996

Net Earnings (pre-tax)	$7,568	$80,937	$9,880	$43,650

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
Six Months Ended July 31,	2005	2004	2005	2004

	(in thousands)

Operations:
Revenues	$329,255	$254,824	$150,046	$133,106
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	4,546	2,819
Operating expenses	(203,260)	(145,533)	(93,015)	(78,695)
Interest expense	(65,926)	(48,972)	(26,438)	(24,779)
Provision for decline in real estate	(704)	—	(704)	—
Depreciation and amortization	(58,255)	(28,348)	(23,463)	(14,509)
Interest income	6,950	637	447	(40)
Gain of disposition of operating properties (2)	81,708	61,427	18,497	31,996

Net Earnings (pre-tax)	$89,768	$94,035	$29,916	$49,898

(2)	The following table shows the detail of gain on disposition of rental properties:

	Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)		(GAAP)		(non-GAAP)
	Three Months Ended July 31,				Six Months Ended July 31,
	2005	2004	2005	2004	2005	2004	2005	2004
	(in thousands)				(in thousands)

Colony Place (Apartments) Fort Myers, Florida	$—	$—	$—	$—	$10,703	$—	$5,351	$—
Showcase (Specialty Retail Center) Las Vegas, Nevada	—	—	—	—	71,005	—	13,146	—
Chapel Hill Mall (Regional Mall) Akron, Ohio	—	56,455	—	27,943	—	56,455	—	27,943
Chapel Hill Suburban (Specialty Retail Center) Akron, Ohio	—	1,831	—	915	—	1,831	—	915
Manhattan Town Center Mall (Regional Mall) Manhattan, Kansas	—	3,141	—	3,138	—	3,141	—	3,138

Total	$—	$61,427	$—	$31,996	$81,708	$61,427	$18,497	$31,996

Results of Operations
Net Earnings — Net earnings for the three months ended July 31, 2005 were $20,164,000 versus $34,823,000 for the three months ended July 31, 2004. This current quarter variance compared to last year is primarily attributable to the 2004 gains on dispositions of three equity method investments recorded during the three months ended July 31, 2004 that did not recur in the current year. Gains on disposition of $31,996,000, or of $19,341,000 net of tax, were recorded for the dispositions of Manhattan Town Center Mall a regional mall located in Manhattan, Kansas, Chapel Hill Suburban a specialty retail center located in Akron, Ohio and Chapel Hill Mall, a regional mall located in Akron, Ohio. We also recorded a current quarter loss of $2,912,000, net of tax, on our equity investment in the Nets which we did not own during the second quarter of 2004, a one-time expense related to our enterprise resource planning project of $1,856,000, net of tax, an increase in interest expense of $1,496,000, net of tax, as a result of the issuance of $150,000,000 senior notes in January of 2005 and the Lumber Group reported net earnings in the second quarter of last year of $1,110,000 with no corresponding amount in the current quarter due to the sale of Lumber Group in

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
November of 2004. These unfavorable variances were partially offset by a favorable change in our effective tax rate due to a change in the rate in the State of Ohio resulting in a one-time reduction of deferred income taxes of approximately $10,000,000 recorded in the three months ended July 31, 2005.
Net earnings for the six months ended July 31, 2005 were $42,380,000 versus $42,046,000 for the six months ended July 31, 2004. The favorable variance for this year compared to the prior year is primarily attributable to an increase in earnings from Commercial Group land sales and development fees of $15,114,000, net of tax and minority interest, primarily at Galleria at Sunset in Las Vegas, Twelve MetroTech Center in Brooklyn and Simi Valley Town Center in Simi Valley, California, $8,106,000 related to land sales reported in the Land Development Group, a favorable change in our effective tax rate due to a change in the rate in the State of Ohio resulting in a one-time reduction of deferred income taxes of approximately $10,000,000 and the prior year charge for cumulative effect of change in accounting principle as a result of our implementation of FIN No. 46 (R) of $11,261,000, net of tax, which did not recur. These favorable variances are offset by the current year loss on our equity investment in the Nets of $8,108,000, net of tax, which we did not own during the first half of 2004, a one-time expense related to our enterprise resource planning project of $1,856,000, net of tax, an increase in interest expense of $2,991,000, net of tax, as a result of the issuance of $150,000,000 senior notes in January of 2005, the 2004 gains on disposition of $12,478,000, net of tax, of two properties, Hunting Park a specialty retail center located in Philadelphia, Pennsylvania and Woodlake, a 534-unit apartment community located in Silver Spring, Maryland, development fee revenue of $4,114,000 at Twelve MetroTech Center that was recognized in 2004 and the Lumber Group net earnings in the first half of last year of $3,694,000 with no corresponding amount in the current year due to the sale of Lumber Group in November of 2004. Also included in net earnings is a decrease of $7,992,000, net of tax, compared to the same period last year as a result of the first quarter 2005 dispositions of two equity method properties of Showcase, a specialty retail center located in Las Vegas Nevada, and Colony Place, an apartment community located in Fort Myers, Florida at a gain of $11,349,000, which only partially offset prior year gains of $19,341,000 related to sales of three equity method properties, Manhattan Town Center Mall, Chapel Hill Suburban and Chapel Hill Mall.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended July 31, 2005 was $136,600,000 compared to $127,480,000 for the three months ended July 31, 2004, a 7.0% increase. NOI for the six months ended July 31, 2005 was $273,085,000 versus $238,418,000 for the six months ended July 31, 2004, a 15.0% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on page 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-44.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the Real Estate Groups for the three months ended July 31, 2005 was $134,819,000 compared to $127,348,000 for the three months ended July 31, 2004, a 6.0% increase. NOI from Real Estate Groups for the six months ended July 31, 2005 was $269,820,000 versus $236,932,000 for the six months ended July 31, 2004, a 14.0% increase. This increase over the comparable period in the prior year is primarily attributable the gain on land sales in our Commercial Group of $17,600,000 in 2005, as well as NOI generated from new properties which include three residential communities, three office buildings and four retail centers opened during the year ended January 31, 2005. Comparable NOI increased 2.8% compared to an increase of 1.8% for the prior year. Comparable NOI for our retail portfolio is up 3.4% from the prior year and our residential portfolio has generated an increase of 2.9%.
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
EBDT for the second quarter of 2005 was $64,927,000 or $0.63 per share, a $6,068,000 decrease, or 10.0% decrease on a per share basis over second quarter 2004 EBDT of $0.70 per share. The decrease was mostly attributed to a loss of $2,912,000 in the quarter for The Nets with no corresponding loss in 2004, as well as a decrease of $1,771,000 for Lumber Trading Group representing EBDT in the second quarter of last year with no corresponding EBDT in 2005.
On a year-to-date basis EBDT was $132,589,000 or $1.29 per share, a $6,500,000 increase, or 4.0% increase on a per share basis over the comparable period in 2004 EBDT of $1.24 per share. The increase was mostly attributed to land sales in our Land Development Group (approximately $8,900,000) as well as the sale of land and a development project in our Commercial SBU (approximately $13,300,000). These increases over the prior year were partially offset by a loss of $8,108,000 in the first half for The Nets with no corresponding loss in 2004, and a decrease of $4,355,000 for Lumber Trading Group representing EBDT in the first half of last year with no corresponding EBDT in 2005.
Summary of EBDT — The information in the tables on pages 33-44 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
	(in thousands)		(in thousands)

Net earnings	$20,164	$34,823	$42,380	$42,026
Depreciation and amortization — Real Estate Groups (5)	45,965	43,461	92,237	86,354
Depreciation and amortization — equity method investments (3)	—	—	—	237
Amortization of mortgage procurement costs — Real Estate Groups	2,902	4,289	5,633	6,313
Deferred income tax expense — Real Estate Groups (6)	(2,998)	22,331	4,986	31,409
Deferred income tax expense — Non Real-Estate Groups: (6)
Gain on disposition of other investments	(4)	—	174	—
Gain on disposition of Lumber Group	—	89	—	89

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	(2)	—	60	—
Gain on disposition included in discontinued operations	—	(359)	—	(359)
Gain on disposition recorded on equity method	(187)	(209)	7,927	(209)

Straight-line rent adjustment (4)	(1,987)	(1,386)	(4,983)	538
Provision for decline in real estate, net of minority interest	1,074	—	2,574	—
Provision for decline in real estate recorded on equity method	—	—	704	—
Gain on disposition recorded on equity method	—	(31,996)	(18,497)	(31,996)
Gain on disposition of other investments	—	—	(606)	—

Discontinued operations: (1)
Gain on disposition of rental properties	—	(1,807)	—	(21,306)
Gain on disposition of a division	—	1,093	—	1,093
Minority interest — Gain on sale	—	666	—	666

Cumulative effect of change in accounting principle, net of tax	—	—	—	11,261

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$64,927	$70,995	$132,589	$126,116

1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

3)	Amount represents depreciation expense for certain properties accounted for on the equity method of accounting under both full consolidation and pro-rata consolidation (a non-GAAP financial measure). See our discussion of pro-rata consolidation in the news release. See Investments in and Advances to Affiliates on pages 27-28 for discussion of these properties.

4)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended July 31,		Six Months Ended July 31,		Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004	2005	2004	2005	2004
Full Consolidation	$43,120	$37,325	$86,375	$74,062	$3,504	$5,047	$6,762	$7,009
Non-Real Estate Groups	(279)	(291)	(538)	(581)	(134)	(39)	(202)	(99)

Real Estate Groups Full Consolidation	42,841	37,034	85,837	73,481	3,370	5,008	6,560	6,910
Real Estate Groups related to minority interest	(3,665)	(2,182)	(7,994)	(4,071)	(779)	(1,131)	(1,545)	(1,310)
Real Estate Groups Equity Method	6,356	6,981	13,531	13,787	304	337	603	564
Real Estate Groups Discontinued Operations	433	1,628	863	3,157	7	75	15	149

Real Estate Groups Pro-Rata Consolidation.	$45,965	$43,461	$92,237	$86,354	$2,902	$4,289	$5,633	$6,313

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(6) The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended July 31,		Six Months Ended July 31,
	2005	2004	2005	2004
	(in thousands)		(in thousands)

(A) Operating earnings
Current	$(1,398)	$(1,916)	$(3,278)	$(954)
Deferred	(1,749)	10,805	8,945	13,366

	(3,147)	8,889	5,667	12,412

(B) Provision for decline in real estate
Deferred	(402)	—	(995)	—
Deferred-Equity method investment	7	—	(272)	—

	(395)	—	(1,267)	—

(C) Gain on disposition of other investments
Current — Non-Real Estate Groups	(2)	—	60	—
Deferred — Real Estate Groups	(4)	—	174	—

	(6)	—	234	—

(D) Gain on disposition recorded on equity method
Current	(187)	(209)	7,927	(209)
Deferred	19	12,864	(779)	12,864

	(168)	12,655	7,148	12,655

Subtotal (A) (B) (C) (D)
Current	(1,587)	(2,125)	4,709	(1,163)
Deferred	(2,129)	23,669	7,073	26,230

Income tax expense	(3,716)	21,544	11,782	25,067

(E) Discontinued operations — Rental Properties
Operating earnings
Current	(19)	273	(37)	328
Deferred	(41)	(246)	(84)	(181)

	(60)	27	(121)	147

Gain on disposition of rental properties
Current	—	162	—	162
Deferred	—	288	—	8,000

	—	450	—	8,162

	(60)	477	(121)	8,309

Subtotal (A) (B) (C) (D) (E)
Current	(1,606)	(1,690)	4,672	(673)
Deferred	(2,170)	23,711	6,989	34,049

	(3,776)	22,021	11,661	33,376

(F) Discontinued operations — Lumber Group
Operating earnings
Current	—	1,231	—	1,923
Deferred	—	25	—	1,120

	—	1,256	—	3,043

Gain on disposition of a division
Current	—	(521)	—	(521)
Deferred	—	89	—	89

	—	(432)	—	(432)

	—	824	—	2,611

Subtotal (E)(F)	(60)	1,301	(121)	10,920

Grand Total (A) (B) (C) (D) (E) (F)
Current	(1,606)	(980)	4,672	729
Deferred	(2,170)	23,825	6,989	35,258

	$(3,776)	$22,845	$11,661	$35,987

Recap of Grand Total:
Real Estate Groups
Current	1,246	378	12,424	3,386
Deferred	(2,998)	22,331	4,986	31,409

	(1,752)	22,709	17,410	34,795

Non-Real Estate Groups
Current	(2,852)	(1,358)	(7,752)	(2,657)
Deferred	828	1,494	2,003	3,849

	(2,024)	136	(5,749)	1,192

Grand Total	$(3,776)	$22,845	$11,661	$35,987

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$233,838	$26,511	$28,299	$—	$235,626	$54,843	$3,751	$30,289	$1,554	$82,935
Exclude straight-line rent adjustment	(3,831)	—	—	—	(3,831)	9	—	—	—	9

Adjusted revenues	230,007	26,511	28,299	—	231,795	54,852	3,751	30,289	1,554	82,944

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	129,823	12,866	15,095	—	132,052	36,626	2,380	16,913	735	51,894
Exclude straight-line rent adjustment	(1,835)	—	—	—	(1,835)	—	—	—	—	—

Adjusted operating expenses	127,988	12,866	15,095	—	130,217	36,626	2,380	16,913	735	51,894

Add interest income	904	139	(227)	—	538	798	11	460	—	1,247

Add equity in earnings of unconsolidated entities	6,452	—	(6,075)	—	377	1,541	—	(1,512)	—	29

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	2,469	—	(2,469)	—	—	4,191	—	(4,191)	—	—

Net operating income	111,844	13,784	4,433	—	102,493	24,756	1,382	8,133	819	32,326

Interest expense, including early extinguishment of debt	47,387	6,032	4,433	—	45,788	12,052	1,143	8,133	535	19,577

Income tax expense (benefit)	3,274	—	—	—	3,274	(2,941)	—	—	(19)	(2,960)

Minority interest in earnings before depreciation and amortization	7,752	7,752	—	—	—	239	239	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	303	—	—	(303)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$53,431	$—	$—	$—	$53,431	$15,709	$—	$—	$—	$15,709

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$53,431	$—	$—	$—	$53,431	$15,709	$—	$—	$—	$15,709

Depreciation and amortization — Real Estate Groups	(31,841)	—	—	—	(31,841)	(13,637)	—	—	(433)	(14,070)

Amortization of mortgage procurement costs — Real Estate Groups	(2,201)	—	—	—	(2,201)	(694)	—	—	(7)	(701)

Deferred taxes — Real Estate Groups	893	—	—	—	893	1,250	—	—	(41)	1,209

Straight-line rent adjustment	1,996	—	—	—	1,996	(9)	—	—	—	(9)

Gain on disposition of rental properties and other investments, net of tax	—	—	119	—	119	—	—	49	—	49

Provision for decline in real estate, net of tax and minority interest	(13)	—	(7)	—	(20)	(659)	—	—	—	(659)

Gain on disposition recorded on equity method, net of tax	119	—	(119)	—	—	49	—	(49)	—	—

Provision for decline in real estate recorded on equity method, net of tax	(7)	—	7	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(433)	—	—	433	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(7)	—	—	7	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(41)	—	—	41	—

Net earnings	$22,377	$—	$—	$—	$22,377	$1,479	$—	$—	$—	$1,479

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$23,820	$1,475	$11,230	$—	$33,575	$—	$—	$4,803	$—	$4,803
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	23,820	1,475	11,230	—	33,575	—	—	4,803	—	4,803

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	13,895	753	6,717	—	19,859	—	—	8,673	—	8,673
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	13,895	753	6,717	—	19,859	—	—	8,673	—	8,673

Add interest income	4,615	449	37	—	4,203	—	—	57	—	57

Add equity in earnings of unconsolidated entities	6,507	—	(4,416)	—	2,091	(4,620)	—	4,620	—	—

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	21,047	1,171	134	—	20,010	(4,620)	—	807	—	(3,813)

Interest expense, including early extinguishment of debt	1,848	151	134	—	1,831	—	—	807	—	807

Income tax expense (benefit)	8,191	—	—	—	8,191	(1,708)	—	—	—	(1,708)

Minority interest in earnings before depreciation and amortization	1,020	1,020	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,988	$—	$—	$—	$9,988	$(2,912)	$—	$—	$—	$(2,912)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,988	$—	$—	$—	$9,988	$(2,912)	$—	$—	$—	$(2,912)

Depreciation and amortization — Real Estate Groups	(54)	—	—	—	(54)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	1,723	—	—	—	1,723	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Net earnings	$11,657	$—	$—	$—	$11,657	$(2,912)	$—	$—	$—	$(2,912)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$312,501	$31,737	$74,621	$1,554	$356,939
Exclude straight-line rent adjustment		—	—	—	—	(3,822)	—	—	—	(3,822)

Adjusted revenues	—	—	—	—	—	308,679	31,737	74,621	1,554	353,117

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	7,846	—	—	—	7,846	188,190	15,999	47,398	735	220,324
Exclude straight-line rent adjustment	—	—	—	—	—	(1,835)	—	—	—	(1,835)

Adjusted operating expenses	7,846	—	—	—	7,846	186,355	15,999	47,398	735	218,489

Add interest income	453	—	—	—	453	6,770	599	327	—	6,498

Add equity in earnings of unconsolidated entities	—	—	—	—	—	9,880	—	(7,383)	—	2,497

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	6,660	—	(6,660)	—	—

Net operating income	(7,393)	—	—	—	(7,393)	145,634	16,337	13,507	819	143,623

Interest expense, including early extinguishment of debt	11,278	—	—	—	11,278	72,565	7,326	13,507	535	79,281

Income tax expense (benefit)	(7,382)	—	—	—	(7,382)	(566)	—	—	(19)	(585)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	9,011	9,011	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	303	—	—	(303)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,289)	$—	$—	$—	$(11,289)	$64,927	$—	$—	$—	$64,927

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,289)	$—	$—	$—	$(11,289)	$64,927	$—	$—	$—	$64,927

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(45,532)	—	—	(433)	(45,965)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,895)	—	—	(7)	(2,902)

Deferred taxes — Real Estate Groups	(1,154)	—	—	—	(1,154)	2,663	—	—	(41)	2,622

Straight-line rent adjustment	—	—	—	—	—	1,987	—	—	—	1,987

Gain on disposition of rental properties and other investments, net of tax	6	—	—	—	6	6	—	168	—	174

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(672)	—	(7)	—	(679)

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	168	—	(168)	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	(7)	—	7	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(433)	—	—	433	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(7)	—	—	7	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(41)	—	—	41	—

Net earnings	$(12,437)	$—	$—	$—	$(12,437)	$20,164	$—	$—	$—	$20,164

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$453,537	$53,088	$49,869	$—	$450,318	$107,303	$7,686	$60,575	$3,044	$163,236
Exclude straight-line rent adjustment	(8,758)	—	—	—	(8,758)	14	—	—	—	14

Adjusted revenues	444,779	53,088	49,869	—	441,560	107,317	7,686	60,575	3,044	163,250

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	241,608	26,236	27,364	—	242,736	70,462	5,235	33,582	1,408	100,217
Exclude straight-line rent adjustment	(3,761)	—	—	—	(3,761)	—	—	—	—	—

Adjusted operating expenses	237,847	26,236	27,364	—	238,975	70,462	5,235	33,582	1,408	100,217

Add interest income	2,261	295	(458)	—	1,508	1,689	26	719	—	2,382

Add equity in earnings of unconsolidated entities	20,103	—	(19,711)	—	392	8,904	—	(8,984)	—	(80)

Remove gain on disposition recorded on equity method	(13,145)	—	13,145	—	—	(5,352)	—	5,352	—	—

Add back provision for decline in real estate recorded on equity method	704	—	(704)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	5,749	—	(5,749)	—	—	8,385	—	(8,385)	—	—

Net operating income	222,604	27,147	9,028	—	204,485	50,481	2,477	15,695	1,636	65,335

Interest expense, including early extinguishment of debt	93,389	12,733	9,028	—	89,684	24,437	2,283	15,695	1,071	38,920

Income tax expense (benefit)	7,260	—	—	—	7,260	(5,024)	—	—	(37)	(5,061)

Minority interest in earnings before depreciation and amortization	14,414	14,414	—	—	—	194	194	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	602	—	—	(602)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,541	$—	$—	$—	$107,541	$31,476	$—	$—	$—	$31,476

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,541	$—	$—	$—	$107,541	$31,476	$—	$—	$—	$31,476

Depreciation and amortization — Real Estate Groups	(64,989)	—	—	—	(64,989)	(26,280)	—	—	(863)	(27,143)

Amortization of mortgage procurement costs — Real Estate Groups	(4,286)	—	—	—	(4,286)	(1,332)	—	—	(15)	(1,347)

Deferred taxes — Real Estate Groups	(5,435)	—	—	—	(5,435)	(653)	—	—	(84)	(737)

Straight-line rent adjustment	4,997	—	—	—	4,997	(14)	—	—	—	(14)

Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	3,285	—	3,285

Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(659)	—	—	—	(659)

Gain on disposition recorded on equity method, net of tax	8,064	—	(8,064)	—	—	3,285	—	(3,285)	—	—

Provision for decline in real estate recorded on equity method, net of tax	(432)	—	432	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(863)	—	—	863	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(15)	—	—	15	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(84)	—	—	84	—

Net earnings	$44,540	$—	$—	$—	$44,540	$4,861	$—	$—	$—	$4,861

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$59,474	$3,649	$22,330	$—	$78,155	$—	$—	$17,272	$—	$17,272
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	59,474	3,649	22,330	—	78,155	—	—	17,272	—	17,272

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	34,921	1,890	12,286	—	45,317	—	—	29,112	—	29,112
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	34,921	1,890	12,286	—	45,317	—	—	29,112	—	29,112

Add interest income	8,817	856	71	—	8,032	—	—	115	—	115

Add equity in earnings of unconsolidated entities	14,125	—	(9,876)	—	4,249	(13,216)	—	13,201	—	(15)

Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	47,495	2,615	239	—	45,119	(13,216)	—	1,476	—	(11,740)

Interest expense, including early extinguishment of debt	4,135	247	239	—	4,127	—	—	1,476	—	1,476

Income tax expense (benefit)	16,293	—	—	—	16,293	(5,108)	—	—	—	(5,108)

Minority interest in earnings before depreciation and amortization	2,368	2,368	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$24,699	$—	$—	$—	$24,699	$(8,108)	$—	$—	$—	$(8,108)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$24,699	$—	$—	$—	$24,699	$(8,108)	$—	$—	$—	$(8,108)

Depreciation and amortization — Real Estate Groups	(105)	—	—	—	(105)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	960	—	—	—	960	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Net earnings	$25,554	$—	$—	$—	$25,554	$(8,108)	$—	$—	$—	$(8,108)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$620,314	$64,423	$150,046	$3,044	$708,981
Exclude straight-line rent adjustment	—	—	—	—	—	(8,744)	—	—	—	(8,744)

Adjusted revenues	—	—	—	—	—	611,570	64,423	150,046	3,044	700,237

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	17,275	—	—	—	17,275	364,266	33,361	102,344	1,408	434,657
Exclude straight-line rent adjustment	—	—	—	—	—	(3,761)	—	—	—	(3,761)

Adjusted operating expenses	17,275	—	—	—	17,275	360,505	33,361	102,344	1,408	430,896

Add interest income	972	—	—	—	972	13,739	1,177	447	—	13,009

Add equity in earnings of unconsolidated entities	—	—	—	—	—	29,916	—	(25,370)	—	4,546

Remove gain on disposition recorded on equity method	—	—	—	—	—	(18,497)	—	18,497	—	—

Add back provision for decline in real estate recorded on equity method	—	—	—	—	—	704	—	(704)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	14,134	—	(14,134)	—	—

Net operating income	(16,303)	—	—	—	(16,303)	291,061	32,239	26,438	1,636	286,896

Interest expense, including early extinguishment of debt	21,586	—	—	—	21,586	143,547	15,263	26,438	1,071	155,793

Income tax expense (benefit)	(14,870)	—	—	—	(14,870)	(1,449)	—	—	(37)	(1,486)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	16,976	16,976	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	602	—	—	(602)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(23,019)	$—	$—	$—	$(23,019)	$132,589	$—	$—	$—	$132,589

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(23,019)	$—	$—	$—	$(23,019)	$132,589	$—	$—	$—	$132,589

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(91,374)	—	—	(863)	(92,237)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(5,618)	—	—	(15)	(5,633)

Deferred taxes — Real Estate Groups	(1,820)	—	—	—	(1,820)	(6,948)	—	—	(84)	(7,032)

Straight-line rent adjustment	—	—	—	—	—	4,983	—	—	—	4,983

Gain on disposition of rental properties and other investments, net of tax	372	—	—	—	372	372	—	11,349	—	11,721

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,579)	—	(432)	—	(2,011)

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	11,349	—	(11,349)	—	—

Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—	(432)	—	432	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(863)	—	—	863	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(15)	—	—	15	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(84)	—	—	84	—

Net earnings	$(24,467)	$—	$—	$—	$(24,467)	$42,380	$—	$—	$—	$42,380

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$194,625	$37,349	$25,922	$2,597	$185,795	$49,459	$3,773	$28,873	$4,820	$79,379
Exclude straight-line rent adjustment	(3,120)	—	—	(325)	(3,445)	25	—	—	—	25

Adjusted revenues	191,505	37,349	25,922	2,272	182,350	49,484	3,773	28,873	4,820	79,404

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	95,945	22,532	15,339	760	89,512	32,605	2,752	15,691	2,604	48,148
Exclude straight-line rent adjustment	(2,027)	—	—	(7)	(2,034)	—	—	—	—	—

Adjusted operating expenses	93,918	22,532	15,339	753	87,478	32,605	2,752	15,691	2,604	48,148

Add interest income	354	50	(177)	21	148	568	(1)	(235)	3	337

Add equity in earnings of unconsolidated entities	34,515	—	(33,982)	—	533	2,255	—	(2,053)	—	202

Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	3,325	—	(3,325)	—	—	3,993	—	(3,993)	—	—

Net operating income	103,785	14,867	5,095	1,540	95,553	23,695	1,020	6,901	2,219	31,795

Interest expense, including early extinguishment of debt	38,918	3,496	5,095	685	41,202	8,943	847	6,901	1,626	16,623

Income tax expense (benefit)	1,690	—	—	185	1,875	(1,821)	—	—	88	(1,733)

Minority interest in earnings before depreciation and amortization	11,371	11,371	—	—	—	173	173	—	—	—

Add: EBDT from discontinued operations	670	—	—	(670)	—	505	—	—	(505)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,476	$—	$—	$—	$52,476	$16,905	$—	$—	$—	$16,905

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,476	$—	$—	$—	$52,476	$16,905	$—	$—	$—	$16,905

Depreciation and amortization — Real Estate Groups	(28,509)	—	—	(277)	(28,786)	(13,408)	—	—	(1,351)	(14,759)

Amortization of mortgage procurement costs — Real Estate Groups	(3,413)	—	—	(56)	(3,469)	(801)	—	—	(19)	(820)

Deferred taxes — Real Estate Groups	(7,613)	—	—	(148)	(7,761)	(1,400)	—	—	394	(1,006)

Straight-line rent adjustment	1,093	—	—	318	1,411	(25)	—	—	—	(25)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	691	691	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(277)	—	—	277	—	(1,351)	—	—	1,351	—
Amortization of mortgage procurement costs — Real Estate Groups	(56)	—	—	56	—	(19)	—	—	19	—
Deferred taxes — Real Estate Groups	(148)	—	—	148	—	394	—	—	(394)	—
Straight-line rent adjustment	318	—	—	(318)	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	691	—	—	(691)	—	—	—	—	—	—

Net earnings	$33,903	$—	$—	$—	$33,903	$295	$—	$—	$—	$295

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$21,888	$1,357	$15,677	$—	$36,208	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	21,888	1,357	15,677	—	36,208	—	—	—	—	—

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	11,759	703	10,338	—	21,394	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	11,759	703	10,338	—	21,394	—	—	—	—	—

Add interest income	1,271	119	33	—	1,185	—	—	—	—	—

Add equity in earnings of unconsolidated entities	6,880	—	(5,150)	—	1,730	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	18,280	773	222	—	17,729	—	—	—	—	—

Interest expense, including early extinguishment of debt	1,863	86	222	—	1,999	—	—	—	—	—

Income tax expense (benefit)	7,996	—	—	—	7,996	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	687	687	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	1,771	—	—	—	1,771

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,734	$—	$—	$—	$7,734	$1,771	$—	$—	$—	$1,771

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,734	$—	$—	$—	$7,734	$1,771	$—	$—	$—	$1,771

Depreciation and amortization — Real Estate Groups	84	—	—	—	84	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	1,711	—	—	—	1,711	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$9,529	$—	$—	$—	$9,529	$1,110	$—	$—	$—	$1,110

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands) (continued)

	Corporate Activities 2004					Total 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$265,972	$42,479	$70,472	$7,417	$301,382
Exclude straight-line rent adjustment	—	—	—	—	—	(3,095)	—	—	(325)	(3,420)

Adjusted revenues	—	—	—	—	—	262,877	42,479	70,472	7,092	297,962

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	7,251	—	—	—	7,251	147,560	25,987	41,368	3,364	166,305
Exclude straight-line rent adjustment	—	—	—	—	—	(2,027)	—	—	(7)	(2,034)

Adjusted operating expenses	7,251	—	—	—	7,251	145,533	25,987	41,368	3,357	164,271

Add interest income	20	—	—	—	20	2,213	168	(379)	24	1,690

Add equity in earnings of unconsolidated entities	—	—	—	—	—	43,650	—	(41,185)	—	2,465

Remove gain on disposition recorded on equity method	—	—	—	—	—	(31,996)	—	31,996	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	7,318	—	(7,318)	—	—

Net operating income	(7,231)	—	—	—	(7,231)	138,529	16,660	12,218	3,759	137,846

Interest expense, including early extinguishment of debt	9,061	—	—	—	9,061	58,785	4,429	12,218	2,311	68,885

Income tax expense (benefit)	(8,401)	—	—	—	(8,401)	(536)	—	—	273	(263)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	12,231	12,231	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	2,946	—	—	(1,175)	1,771

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,891)	$—	$—	$—	$(7,891)	$70,995	$—	$—	$—	$70,995

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,891)	$—	$—	$—	$(7,891)	$70,995	$—	$—	$—	$70,995

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(41,833)	—	—	(1,628)	(43,461)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(4,214)	—	—	(75)	(4,289)

Deferred taxes — Real Estate Groups	(2,123)	—	—	—	(2,123)	(9,425)	—	—	246	(9,179)

Straight-line rent adjustment	—	—	—	—	—	1,068	—	—	318	1,386

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	691	691

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	19,341	—	—	—	19,341

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,628)	—	—	1,628	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(75)	—	—	75	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	246	—	—	(246)	—
Straight-line rent adjustment	—	—	—	—	—	318	—	—	(318)	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	691	—	—	(691)	—

Net earnings	$(10,014)	$—	$—	$—	$(10,014)	$34,823	$—	$—	$—	$34,823

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$356,039	$69,617	$50,828	$5,195	$342,445	$95,239	$7,171	$58,455	$10,066	$156,589
Exclude straight-line rent adjustment	(5,205)	—	—	(647)	(5,852)	68	—	—	—	68

Adjusted revenues	350,834	69,617	50,828	4,548	336,593	95,307	7,171	58,455	10,066	156,657

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	179,432	38,675	30,577	1,477	172,811	59,926	4,883	32,258	5,189	92,490
Exclude straight-line rent adjustment	(6,308)	—	—	(14)	(6,322)	—	—	—	—	—

Adjusted operating expenses	173,124	38,675	30,577	1,463	166,489	59,926	4,883	32,258	5,189	92,490

Add interest income	1,214	667	(324)	37	260	1,163	(3)	233	19	1,418

Add equity in earnings of unconsolidated entities	35,862	(4)	(35,181)	—	685	4,496	—	(4,435)	—	61

Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	6,247	—	(6,247)	—	—	8,341	—	(8,104)	—	237

Net operating income	189,037	31,605	10,495	3,122	171,049	49,381	2,285	13,891	4,896	65,883

Interest expense, including early extinguishment of debt	76,716	12,510	10,495	1,396	76,097	18,703	1,520	13,891	3,579	34,653

Income tax expense (benefit)	3,244	—	—	366	3,610	(2,403)	—	—	(38)	(2,441)

Minority interest in earnings before depreciation and amortization	19,095	19,095	—	—	—	765	765	—	—	—

Add: EBDT from discontinued operations	1,360	—	—	(1,360)	—	1,355	—	—	(1,355)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$91,342	$—	$—	$—	$91,342	$33,671	$—	$—	$—	$33,671

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$91,342	$—	$—	$—	$91,342	$33,671	$—	$—	$—	$33,671

Depreciation and amortization — Real Estate Groups	(58,306)	—	—	(631)	(58,937)	(25,178)	—	—	(2,526)	(27,704)

Amortization of mortgage procurement costs — Real Estate Groups	(4,666)	—	—	(111)	(4,777)	(1,498)	—	—	(38)	(1,536)

Deferred taxes — Real Estate Groups	(8,927)	—	—	(273)	(9,200)	(3,178)	—	—	454	(2,724)

Straight-line rent adjustment	(1,103)	—	—	633	(470)	(68)	—	—	—	(68)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	691	691	—	—	—	11,787	11,787

Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341	—	—	—	—	—

Cumulative effect of change in accounting principle, net of tax	(477)	—	—	—	(477)	(10,784)	—	—	—	(10,784)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(631)	—	—	631	—	(2,526)	—	—	2,526	—
Amortization of mortgage procurement costs — Real Estate Groups	(111)	—	—	111	—	(38)	—	—	38	—
Deferred taxes — Real Estate Groups	(273)	—	—	273	—	454	—	—	(454)	—
Straight-line rent adjustment	633	—	—	(633)	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	691	—	—	(691)	—	11,787	—	—	(11,787)	—

Net earnings	$37,513	$—	$—	$—	$37,513	$2,642	$—	$—	$—	$2,642

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands) (continued)

	Land Development Group 2004					Lumber Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$53,217	$3,267	$23,823	$—	$73,773	$—	$—	$—	$—	$—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	53,217	3,267	23,823	—	73,773	—	—	—	—	—

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	31,064	1,683	16,018	—	45,399	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	31,064	1,683	16,018	—	45,399	—	—	—	—	—

Add interest income	1,581	128	51	—	1,504	—	—	—	—	—

Add equity in earnings of unconsolidated entities	9,536	—	(7,463)	—	2,073	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	33,270	1,712	393	—	31,951	—	—	—	—	—

Interest expense, including early extinguishment of debt	2,719	86	393	—	3,026	—	—	—	—	—

Income tax expense (benefit)	13,087	—	—	—	13,087	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	1,626	1,626	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	4,355	—	—	—	4,355

Earnings before depreciation, amortization and deferred taxes (EBDT)	$15,838	$—	$—	$—	$15,838	$4,355	$—	$—	$—	$4,355

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$15,838	$—	$—	$—	$15,838	$4,355	$—	$—	$—	$4,355

Depreciation and amortization — Real Estate Groups	50	—	—	—	50	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	1,560	—	—	—	1,560	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$17,448	$—	$—	$—	$17,448	$3,694	$—	$—	$—	$3,694

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands) (continued)

	Corporate Activities 2004					Total 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$504,495	$80,055	$133,106	$15,261	$572,807
Exclude straight-line rent adjustment	—	—	—	—	—	(5,137)	—	—	(647)	(5,784)

Adjusted revenues	—	—	—	—	—	499,358	80,055	133,106	14,614	567,023

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	14,197	—	—	—	14,197	284,619	45,241	78,853	6,666	324,897
Exclude straight-line rent adjustment	—	—	—	—	—	(6,308)	—	—	(14)	(6,322)

Adjusted operating expenses	14,197	—	—	—	14,197	278,311	45,241	78,853	6,652	318,575

Add interest income	94	—	—	—	94	4,052	792	(40)	56	3,276

Add equity in earnings of unconsolidated entities	—	—	—	—	—	49,894	(4)	(47,079)	—	2,819

Remove gain on disposition recorded on equity method	—	—	—	—	—	(31,996)	—	31,996	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	14,588	—	(14,351)	—	237

Net operating income	(14,103)	—	—	—	(14,103)	257,585	35,602	24,779	8,018	254,780

Interest expense, including early extinguishment of debt	17,229	—	—	—	17,229	115,367	14,116	24,779	4,975	131,005

Income tax expense (benefit)	(12,242)	—	—	—	(12,242)	1,686	—	—	328	2,014

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	21,486	21,486	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	7,070	—	—	(2,715)	4,355

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,090)	$—	$—	$—	$(19,090)	$126,116	$—	$—	$—	$126,116

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,090)	$—	$—	$—	$(19,090)	$126,116	$—	$—	$—	$126,116

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(83,434)	—	—	(3,157)	(86,591)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(6,164)	—	—	(149)	(6,313)

Deferred taxes — Real Estate Groups	(181)	—	—	—	(181)	(10,726)	—	—	181	(10,545)

Straight-line rent adjustment	—	—	—	—	—	(1,171)	—	—	633	(538)

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	12,478	12,478

Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	19,341	—	—	—	19,341

Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(3,157)	—	—	3,157	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(149)	—	—	149	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	181	—	—	(181)	—
Straight-line rent adjustment	—	—	—	—	—	633	—	—	(633)	—
Loss on disposition of division of Lumber Group	—	—	—	—	—	(661)	—	—	—	(661)
Gain on disposition of rental properties	—	—	—	—	—	12,478	—	—	(12,478)	—

Net earnings	$(19,271)	$—	$—	$—	$(19,271)	$42,026	$—	$—	$—	$42,026